UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 4, 2015 (August 4, 2015)

TICC CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	000-50398	20-0188736
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

8 Sound Shore Drive, Suite 255

Greenwich, CT 06830

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 983-5275

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 4, 2015, TICC Capital Corp. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2015. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company issued a press release, filed herewith as Exhibit 99.2, and by this reference incorporated herein, on August 4, 2015 announcing that the members of the Company’s investment adviser, TICC Management, LLC (the “Adviser”), have entered into an agreement with Benefit Street Partners L.L.C. (“BSP”), pursuant to which an affiliate of BSP will acquire the Adviser (the “Transaction”).

The closing of the Transaction is subject to certain terms and conditions, including, among others: (i) approval by the Company’s stockholders of a new advisory agreement between the Company and the Adviser; (ii) the election to the Company’s Board of Directors of four new independent directors by the Company’s stockholders; (iii) the replacement of Jonathan H. Cohen and Charles M. Royce as members of the Company’s Board of Directors with two interested directors, Thomas J. Gahan and Richard J. Byrne, who are affiliated with BSP; (iv) the replacement of the Company’s current executive officers and the Adviser’s investment committee members with certain individuals that are affiliated with BSP; (v) the approval by the Company’s Board of Directors of the change in the Company’s name; and (vi) the receipt of required regulatory and other approvals.

Item 7.01	Regulation FD Disclosure

The information set forth in Item 5.02 is incorporated by reference into this Item 7.01.

The information disclosed under this Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

The information set forth in Item 5.02 is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(b)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of August 4, 2015
99.2	Press Release, dated as of August 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 4, 2015	TICC CAPITAL CORP.

		By:	/s/ Saul B. Rosenthal
Saul B. Rosenthal
President